UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2025

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

(a) On June 2, 2025, Presidio Property Trust, Inc. (“Company”) held, in virtual meeting format, its 2025 Annual Meeting of Stockholders (“Annual Meeting”). Of the 14,154,032 shares of common stock issued and outstanding and eligible to vote as of the close of business on the record date of March 31, 2025, 8,933,350 shares, or 63.11% of the eligible shares, were present virtually or represented by proxy at the Annual Meeting, and therefore, a quorum was present. All share numbers in this current report on Form 8-K have not been adjusted to give retroactive effect to the reverse stock split of the Company’s outstanding shares of common stock on May 19, 2025.

(b) The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 17, 2025.

The voting results reported herein are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by the Inspector of Election appointed for the Annual Meeting. Such results were as follows:

Proposal 1: The Company’s two (2) director nominees were re-elected to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders and until their respective successors have been duly elected and qualified, as follows:

DIRECTOR	FOR	WITHHELD
Jennifer A. Barnes	4,045,151	480,855
Tracie Hager	4,065,724	460,282

Proposal 2: The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, as follows:

FOR	AGAINST	ABSTAIN
8,649,682	185,824	97,844

Proposal 3: An amendment and restatement of the Company’s 2017 Incentive Award Plan (the “Plan”) to (i) increase the number of shares available for issuance thereunder to 4,500,000 from 3,500,000 shares of common stock and (ii) revise the Plan’s evergreen provision to, on April 1st and October 1st of each year, automatically increase the maximum number of shares of common stock available under the Plan to 15% of the Company’s outstanding shares of common stock, if on such date 4,500,000 shares constitute less than 15% of the Company’s then-outstanding shares of common stock was approved, as follows:

FOR	AGAINST	ABSTAIN
2,888,436	1,122,595	514,975

Proposal 4: An amendment to the Company’s charter to increase the number of authorized shares of preferred stock from 1,000,000 authorized shares to 2,000,000 shares was not approved, as follows:

FOR*	AGAINST	ABSTAIN
3,354,810	576,855	594,341

*While 85.32% of the votes cast on this proposal were in favor of the proposal, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Proposal 5: An amendment to the Company’s charter to clarify the time period required for submission of notice of intent to cumulate votes in the election of directors was not approved, as follows:

FOR*	AGAINST	ABSTAIN
3,579,135	367,327	579,544

*While 90.69% of the votes cast on this proposal were in favor of the proposal, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Proposal 6: The non-binding, advisory vote to approve executive compensation (“Say on Pay”) was approved, as follows:

FOR	AGAINST	ABSTAIN
3,456,567	463,104	606,335

Proposal 7: The non-binding, advisory vote on the frequency of every three years for Say on Pay was approved as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
1,084,569	58,435	3,251,089	131,913

(c) Not applicable.

(d) The Company considered the outcome of the advisory vote on Say on Pay reported above and determined, as recommended by the Company’s Board of Directors in the proxy statement for the Annual Meeting, that the Company will hold future Say on Pay votes every three years (or until the occurrence of the next advisory vote on the frequency of Say on Pay). The next advisory vote regarding the frequency of Say on Pay is expected to occur at the Company’s 2031 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025	PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Ed Bentzen
Ed Bentzen
Chief Financial Officer